CONSOLIDATED BALANCE SHEETS (Parenthetical)	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
CONSOLIDATED BALANCE SHEETS
Trade accounts receivable, allowance for doubtful accounts	$ 0	0	0
Ordinary share, par value (in CNY per share)		0.0068259	0.0068259
Ordinary share, shares authorized	25,725,000	25,725,000	25,725,000
Ordinary share, shares issued	25,725,000	25,725,000	25,725,000
Ordinary share, shares outstanding	25,725,000	25,725,000	25,725,000